October 1, 2004

Fund Profile

T. Rowe Price

International Funds—Equity
Portfolios

A choice of global, international, and
regional stock funds for investors
seeking long-term capital growth by
diversifying beyond U.S. borders.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at

troweprice.com.

®

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Fund Profile

What are each fund`s objectives and principal investment strategies?

Worldwide funds:

Emerging Markets Stock Fund

Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

Strategy::The fund expects to make substantially all of its investments (normally at least 80% of net assets) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

  Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

  Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.

  Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

  Global Stock Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

  Strategy: We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. While we can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks (stocks will normally be at least 80% of net assets) will vary over time according to the manager`s outlook.

  International Discovery Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

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  Strategy: The fund expects to invest substantially all of the fund`s assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The fund will emphasize small- to medium-sized companies. Depending on conditions, the fund`s portfolio should be composed of at least 10 countries and 100 different companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  International Growth & Income Fund

  Objective::The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.

  Strategy::We expect to invest substantially all of the fund`s assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of dividend-paying, large, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International, Inc. ("T. Rowe Price International"). Investments in emerging markets will be modest and limited to more mature developing countries.

  In selecting common stocks, we combine proprietary quantitative analysis with bottom-up fundamental research and a regional, country, and sector outlook. Our investing style reflects both growth and value considerations, although in general we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/earnings or price/book value ratios. Valuation factors often influence our allocations among large-, mid-, or small-cap shares. Country and sector allocations are driven by stock selection as well as views on overall prospects.

  International Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  Strategy::The fund expects to invest substantially all of the fund`s assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

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  Regional or country funds:

  Emerging Europe & Mediterranean Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. Normally, seven to 12 countries will be represented in the portfolio. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary, Israel, Poland, Russia, and Turkey.

  Others: Bulgaria, Jordan, Latvia, Lebanon, Lithuania, Morocco, Romania, Slovakia, Slovenia, and Tunisia.

  The fund may purchase the stocks of companies of any size, but our focus will typically be on the larger and, to a lesser extent, medium-sized companies in the region. The fund seeks to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and progress toward Economic and Monetary Union in Europe. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund`s portfolio should be composed of at least 30 to 50 different companies. Stock selection reflects a growth style.

  European Stock Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

  Strategy: Normally, at least five countries will be represented in the portfolio. The fund expects to make substantially all of its investments (normally at least 80% of net assets) in stocks of companies located in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

  Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, Russia, and Turkey.

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  Stock selection reflects a growth style. We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward Economic and Monetary Union, and the potential growth of the emerging economies of Eastern Europe.

  Japan Fund

  Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) across a wide range of Japanese industries and companies. Stock selection reflects a growth style.

  Latin America Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in Latin American companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  Primary Emphasis: Argentina, Brazil, Chile, Mexico, Peru, and Venezuela.

  Others: Belize, Colombia, Ecuador, and Guatemala.

  Stock selection reflects a growth style. We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country`s economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. In some markets, such as Brazil, the fund may purchase preferred stock because of its liquidity advantage over common stock.

  New Asia Fund

  Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

  Others: Pakistan and Vietnam.

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  Stock selection reflects a growth style. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  All funds (excluding International Growth & Income Fund):

  The funds use a growth investing approach in their individual investment strategies.

  Growth Investing

  T. Rowe Price International employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

  While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

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  Table 1 International Funds Comparison Guide (continued)
Fund	Geographic focus	Company emphasis	Expected risk relative to one another

Emerging Europe & Mediterranean	Europe and the Mediterranean region	All sizes	Highest
Emerging Markets Stock	Worldwide(excluding U.S.)	All sizes	Highest
European Stock	Europe(including Eastern Europe)	All sizes	Moderate
Global Stock	Worldwide(including U.S.)	Large,well established	Lower
International Discovery	Worldwide(excluding U.S.)	Small- tomedium-sized	Higher
International Growth & Income	Worldwide(excluding U.S.)	Large,well established	Moderate
International Stock	Worldwide(excluding U.S.)	Large,well established	Moderate
Japan	Japan	All sizes	Higher
Latin America	Latin America	All sizes	Highest
New Asia	Far East and Pacific Basin (excluding Japan)	All sizes	Highest

  In addition to their investments in common stocks (which will normally comprise 80% of fund net assets), the funds may also purchase other securities, including futures and options, in keeping with each fund`s objectives.

  Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.

  What are the main risks of investing in the funds?

  The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that

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  currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk (Japan and regional funds)  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country`s economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. In addition, investors in Japan should be aware of specific problems, including tax laws that discourage consumer spending and dampen growth, deflation, a banking system burdened with bad loans, and the government`s unsatisfactory progress on effecting credible solutions to these problems. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region—can be interdependent and may all decline at the same time.

  Emerging market risk (Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)  Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

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  The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  Small- and medium-sized company risk (International Discovery; others to a lesser degree)  To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  Nondiversified status (Emerging Europe & Mediterranean, Latin America, and New Asia)  There is additional risk with each fund because it is nondiversified and thus can invest more of its assets in a smaller number of companies. Thus, for example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund were invested in a larger number of companies.

  Futures/options risk  To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with all stock funds, each fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

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  Each fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

  Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  Table 2  Average Annual Total Returns (continued)
	Periods ended 09/30/04
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Emerging Europe & Mediterranean Fund
Returns before taxes	31.37%	—	8.03%	8/31/00
Returns after taxes on distributions	31.65	—	8.04
Returns after taxes on distributions and sale of fund shares	20.73	—	6.97
MSCI Emerging Markets Europe and Middle East Index	26.90	—	4.84
Emerging Markets Stock Fund
Returns before taxes	25.97%	9.09%	6.04%	3/31/95
Returns after taxes on distributions	26.22	9.30	6.02
Returns after taxes on distributions and sale of fund shares	17.36	8.14	5.35
MSCI Emerging Markets Index	26.53	6.04	3.18
Lipper Emerging Markets Funds Average	25.55	8.05	4.44
European Stock Fund
Returns before taxes	21.56%	0.17%	8.58%	2/28/90
Returns after taxes on distributions	21.76	-0.73	7.47
Returns after taxes on distributions and sale of fund shares	14.78	-0.11	7.17
MSCI Europe Index	26.02	0.68	9.41
Lipper European Region Funds Average	24.86	2.35	8.32
Global Stock Fund
Returns before taxes	14.49%	-0.43%	6.53%	12/29/95
Returns after taxes on distributions	14.63	-0.87	5.90
Returns after taxes on distributions and sale of fund shares	9.70	-0.50	5.43
MSCI World Index	17.63	-1.21	6.02
Lipper Global Large-Cap Growth Funds Average	15.34	-2.52	4.82**
International Discovery Fund
Returns before taxes	25.95%	8.52%	9.29%	12/30/88
Returns after taxes on distributions	26.11	6.48	8.00
Returns after taxes on distributions and sale of fund shares	17.24	6.16	7.45
MSCI EAFE Small-Cap Index*	24.38	3.96	0.59
Citigroup Non-U.S. Extended Market Index	27.65	5.37	5.01
Lipper International Small/Mid-Cap Growth Funds Average	25.17	4.65	10.35
International Growth & Income Fund
Returns before taxes	23.90%	3.10%	4.17%	12/21/98
Returns after taxes on distributions	23.97	2.18	3.37
Returns after taxes on distributions and sale of fund shares	15.76	2.11	3.11
MSCI EAFE Index	22.52	-0.51	1.02
Lipper International Multi-Cap Value Funds Average	22.92	3.32	4.67***
International Stock Fund
Returns before taxes	14.34%	-2.91%	3.23%	5/9/80
Returns after taxes on distributions	14.43	-3.72	2.20
Returns after taxes on distributions and sale of fund shares	9.96	-2.62	2.39
MSCI EAFE Index	22.52	-0.51	4.34
Lipper International Large-Cap Growth Funds Average	15.36	-5.35	1.74
Japan Fund
Returns before taxes	18.81%	-7.50%	-1.87%	12/30/91
Returns after taxes on distributions	18.90	-8.16	-2.42
Returns after taxes on distributions and sale of fund shares	12.31	-6.49	-1.79
TSE First Section Index	9.65	-6.71	-4.55
TSE Second Section Index	43.45	2.58	1.83
MSCI Japan Index	11.12	-5.91	-3.50
Lipper Japanese Funds Average	10.25	-7.24	-2.21
Latin America Fund
Returns before taxes	37.50%	13.08%	3.34%	12/29/93
Returns after taxes on distributions	37.79	12.94	3.10
Returns after taxes on distributions and sale of fund shares	25.22	11.46	2.77
MSCI EM Latin America Index	42.88	11.46	3.90
Lipper Latin American Funds Average	37.93	10.08	2.00
New Asia Fund
Returns before taxes	17.69%	4.64%	0.29%	9/28/90
Returns after taxes on distributions	17.65	4.77	-0.13
Returns after taxes on distributions and sale of fund shares	11.79	4.18	0.06
MSCI All Country Far East Ex-Japan Index	18.01	1.11	-2.22
Lipper Pacific Ex-Japan Funds Average	18.51	4.04	1.27
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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  *Principal return only.

  **Since 12/31/95.

  ***Since 12/31/98.

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  MSCI Emerging Markets Europe and Middle East Index is a market capitalization weighted index consisting of about 106 securities in seven world markets.

  MSCI Emerging Markets Index is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

  MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

  MSCI World Index tracks the stocks of approximately 1,300 companies representing the stock markets of
  22 countries.

  MSCI EAFE Small-Cap Index is a market capitalization weighted index of almost 1,000 small-cap stocks in 21 world markets.

  MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  Citigroup Non-U.S. Extended Market Index (EMI) is a small-capitalization subindex of the Citigroup Broad Market Index (BMI). While the BMI measures the performance of the entire universe of securities, the EMI covers the small-cap stock universe.

  The TSE First Section Index is a market capitalization weighted index of about 1,300 of the larger companies on the Tokyo Stock Exchange.

  The TSE Second Section Index is a market capitalization weighted index of about 500 of the smaller and newly listed companies on the Tokyo Stock Exchange.

  MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices and reflects the common stock prices of the index companies translated into U.S. dollars, assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes.

  MSCI EM Latin America Index is a market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

  MSCI All Country Far East Ex-Japan Index tracks the stocks of nine Far East countries, excluding Japan.

  What fees or expenses will I pay?

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  The funds are 100% no load. The funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than 90 days and one year, as applicable. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.
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  Table 3  Fees and Expenses of the Funds* (continued)
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fees	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Emerging Europe & Mediterraneanc	2%a	1.07%	0.93%	2.00%	0.25%b	1.75%b
Emerging Markets Stock	2a	1.07	0.36	1.43	—	—
European Stock	2d	0.82	0.30	1.12	—	—
Global Stock c	2d	0.67	0.75	1.42	0.22b	1.20b
International Discovery	2a	1.07	0.34	1.41	—	—
International Growth & Incomec	2d	0.67	1.19	1.86	0.61b	1.25b
International Stock	2d	0.67	0.28	0.95	—	—
Japan	2d	0.82	0.56	1.38	—	—
Latin America	2a	1.07	0.48	1.55	—	—
New Asia	2a	0.82	0.35	1.17	—	—
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  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

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  aOn shares purchased and held for less than one year. Effective January 1, 2005, the holding period will be 90 days.
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  bT. Rowe Price International is contractually obligated to waive any fees and bear any expenses to the extent such fees or expenses would cause the funds` ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund`s expense ratio exceeding its specified limit. A summary of the funds` expense limitations and the periods for which they are effective is set forth below:
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date

Emerging Europe & Mediterranean	11/1/02—2/28/05	1.75%	2/28/07
Global Stock	11/1/03—2/28/06	1.20%	2/29/08
International Growth & Income	11/1/02—2/28/05	1.25%	2/28/07

  cThe fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.

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  dOn shares purchased and held for less than 90 days.
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  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Emerging Europe & Mediterranean	$178	$595	$1,047	$2,300
Emerging Markets Stock	146	452	782	1,713
European Stock	114	356	617	1,363
Global Stock	122	397	726	1,656
International Discovery	144	446	771	1,691
International Growth & Income	127	505	929	2,112
International Stock	97	303	525	1,166
Japan	141	437	755	1,657
Latin America	158	490	845	1,845
New Asia	119	372	644	1,420

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  Who manages the funds?

  T. Rowe Price International (or T. Rowe Price Global Investment Services
  Limited) is responsible for the selection and management of fund portfolio investments. T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services for the management of the Japan Fund and the Japanese investments of the International Discovery Fund. T. Rowe Price International and Global Investment Services are wholly owned subsidiaries of T. Rowe Price Group, Inc. The U.S. offices of T. Rowe Price International and Global Investment Services are located at 100 East Pratt Street, Baltimore, Maryland 21202.

  Each fund has an Investment Advisory Group that has day to day responsibility for managing the portfolio and developing and executing each fund`s investment program. The members of each advisory group are listed below.

  Emerging Europe & Mediterranean Fund Christopher D. Alderson and David J.L. Warren.

  Emerging Markets Stock Fund Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, Gonzalo Px87 ngaro, and David J.L. Warren.

  European Stock Fund Robert A. Revel-Chion, James B.M. Seddon, and David J.L. Warren.

  Global Stock Fund Gonzalo Px87 ngaro, Robert W. Smith, William J. Stromberg, Dean Tenerelli, and David J.L. Warren.

  International Discovery Fund Frances Dydasco, Mark J.T. Edwards, M. Campbell Gunn, Justin Thomson, and David J.L. Warren.

  International Growth & Income Fund Raymond A. Mills, Ph.D., James B.M. Seddon, Robert W. Smith, and Richard T. Whitney.

  International Stock Fund Mark C.J. Bickford-Smith, James B.M. Seddon, and David J.L. Warren.

  Japan Fund M. Campbell Gunn and David J.L. Warren.

  Latin America Fund Gonzalo Px87 ngaro and David J.L. Warren.

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  Fund Profile

  New Asia Fund Frances Dydasco, Mark J.T. Edwards, and David J.L. Warren.

  Portfolio Management
Name	Year Joined T. Rowe Price International	Years of Experience	Type of Experience
Christopher D. Alderson	1988	18	Research; Portfolio Management
Mark C.J. Bickford-Smith	1995	19	Research; Financial Analysis
Frances Dydasco	1996	15	Research; Financial Analysis
Mark J.T. Edwards	1987	19	Financial Analysis
M. Campbell Gunn	2002	25	Research; Portfolio Management
Raymond A. Mills	2000	7	Portfolio Management
Gonzalo Px87 ngaro	1998	13	Equity Research; Portfolio Management
Robert A. Revel-Chion	1998	16	Portfolio Management
James B.M. Seddon	1987	17	Portfolio Management
Robert W. Smith	1996	17	Financial Analysis; Portfolio Management
William J. Stromberg	1987*	17	Equity Research; Portfolio Management
Dean Tenerelli	1999	11	Research; Portfolio Management
Justin Thomson	1998	13	Portfolio Management
David J.L. Warren	1983	24	Equity Research; Fixed-Income Research; Portfolio Management
Richard T. Whitney	1998	20	Equity Research; Portfolio Management

  *Year joined T. Rowe Price Associates.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access ® or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  Fund Profile

  When will I receive income and capital gain distributions?

  Each fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Important information about the International Discovery Fund

  As of March 31, 2003, the International Discovery Fund resumed offering shares to new investors invested directly with T. Rowe Price or through full service Retirement Plan Services. The fund was closed after March 13, 2000 to preserve its ability to invest in a limited universe of rapidly growing, small- to medium-sized companies outside the United States. Given changed market conditions, the Adviser and Fund Directors concluded it was in the shareholders` interests to open the fund to new investments. However, the fund continues to remain closed to financial intermediaries that do not currently offer the fund in their program.

  When deemed to be in the fund`s best interest, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

  T. Rowe Price Associates, Inc.

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  Baltimore, MD 21202

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  T. Rowe Price Investment Services, Inc., Distributor.